Exhibit 10.1

FIRST MODIFICATION TO LOAN AGREEMENT

This FIRST MODIFICATION TO LOAN AGREEMENT (this "Agreement") is made as of the 6th day of June, 2018, by and between RANOR, INC., a Delaware corporation (the "Borrower"), and BERKSHIRE BANK, a savings bank organized and existing under the laws of the Commonwealth of Massachusetts ("Lender"), successor by merger to Commerce Bank & Trust Company, in the following circumstances:

A. Lender has made a term loan to Borrower in the original principal amount of $2,850,000.00 (the "Term Loan"), which Term Loan is evidenced by that certain Promissory Note dated December 20, 2016 made by Borrower in favor of Lender in the stated principal amount of $2,850,000.00 (the "Term Note") and has made a revolving line of credit loan to the Borrower in the maximum principal amount of $1,000,000.00 (the "Line of Credit" and together with the Term Loan, collectively, the "Loans"), which Line of Credit is evidenced by that certain Promissory Note dated December 20, 2016 made by Borrower in favor of Lender in the stated principal amount of $1,000,000.00 (the "Line of Credit Note" and together with the Term Note, collectively, the "Notes"). The Notes are governed by the Loan Agreement by and between Borrower and Lender dated December 20, 2016 (the "Loan Agreement"). Any capitalized terms used but not expressly defined herein shall be given the same meaning given to such term in the Loan Agreement.

B. The Notes are secured by a lien on the assets of Borrower pursuant to that certain Security Agreement by and between Borrower and Lender dated December 20, 2016 (the "Security Agreement"). The Notes are further secured by that certain Mortgage, Security Agreement and Financing Statement dated December 20, 2016 made by Borrower in favor of Lender (the "Mortgage"). The Notes are further secured by the unlimited guaranty of TechPrecision Corporation, a Delaware corporation ("Guarantor") pursuant to that certain Unlimited Guaranty dated as of December 20, 2016 made by Guarantor in favor of Lender (the "Guaranty").

C. Borrower has failed to maintain the required minimum Debt Service Coverage Ratio for the period ending March 31, 2018, in violation of Section 6.10 of the Loan Agreement (the "Existing Default").

D. Borrower has requested that Lender waive the Existing Default and Lender has agreed on the condition that the Loan Agreement be modified as set forth herein.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. The Loan Agreement is hereby amended as follows:

1.1 Section 6.10 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in place thereof and substituted therefor:

"6.10 Debt Service Coverage Ratio. Borrower agrees to maintain the ratio of the Cash Flow of the Guarantor to the Total Debt Service of the Guarantor of not less than 1.20 to 1.00, measured quarterly on the last day of each fiscal quarter-annual period of Guarantor on a trailing twelve (12) month basis. Calculations will be based on the audited (year-end) and unaudited (quarterly) consolidated financial statements of the Guarantor. Quarterly tests will be measured based on the 10-Q reports within sixty (60) days of the end of each quarter, and annual tests will be measured based on 10 K reports within one hundred twenty days (120) after the end of each fiscal annual period. "Cash Flow" means an amount, without duplication, equal to the sum of net income of Guarantor plus (i) interest expense, (ii) taxes, (iii) depreciation and amortization, (iv) stock based compensation expense taken by the Guarantor, (v) non-cash losses and charges and one time or nonrecurring expenses at the Bank's discretion, less (vi) the amount of cash distributions, if any, made to shareholders or owners of Guarantor, (vii) less cash taxes paid by the Guarantor, all as determined in accordance with generally accepted accounting principles applied on a consistent basis. "Total Debt Service" shall mean an amount, without duplication, equal to the sum of (i) all amounts of cash interest paid on liabilities, obligations and reserves of Guarantor paid by Guarantor, and (ii) all amounts expended by Guarantor in connection with current maturities of long-term debt and preferred dividends, all as determined in accordance with generally accepted accounting principles applied on a consistent basis."

2. Lender hereby waives the Existing Default.

3. All security for the Loans and Notes now existing or hereafter granted to Lender, including without limitation all security evidenced, granted or governed by the Loan Agreement as amended hereby, the Security Agreement, the Guaranty, and the Mortgage shall be security for the Loans, as amended hereby, and the Notes and for all obligations of Borrower under this Agreement, under the Notes and under the Loan Agreement, as amended by this Agreement.

4. All references to the Loan Agreement, wherever, whenever or however made or contained, are hereby deemed to be references to the Loan Agreement, as modified by this Agreement. By signing this Agreement in the space indicated below, Borrower hereby affirms and restates all of the representations, warranties, covenants, and agreements made and set forth in the Loan Agreement, except to the extent a representation or warranty is made as of a specific date in which case the borrower affirms such representation and warranty was true as of such date. ALL OF THE PROVISIONS OF THE LOAN AGREEMENT, AS AMENDED HEREBY, REMAIN IN FULL FORCE AND EFFECT.

5. By signing this Agreement on behalf of the Borrower in the space designated below, the individual so signing represents and warrants to Lender that he or she has full power and authority to execute this Agreement and to bind Borrower, and that all corporate actions necessary to authorize and approve execution of this Agreement, and by such individual, have been taken prior to the execution hereof.

6. Concurrently with the execution and delivery of this Agreement, Borrower agrees to pay to Lender all reasonable and documented expenses incurred in connection with this Agreement, including without limitation all reasonable legal fees and expenses.

7. This Agreement shall be binding upon and shall inure to the benefit of Borrower and Lender, and their respective successors and assigns. This Agreement has been made in the Commonwealth of Massachusetts and shall be governed, construed, applied and enforced in accordance with the laws of said Commonwealth without resort to its conflict of laws rules. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law; should any portion of this Agreement be declared invalid for any reason in any jurisdiction, such declaration shall have no effect upon the remaining portions of this Agreement; furthermore, the entirety of this Agreement shall continue in full force and effect in all jurisdictions and said remaining portions of this Agreement shall continue in full force and effect in the subject jurisdiction as if this Agreement had been executed with the invalid portions thereof deleted.

8. All notices and communications provided for herein shall be in writing and shall be deemed effective when deposited in the United States mail, sent by certified mail, return receipt requested, postage prepaid, at Lender's and Borrower's respective addresses set forth in the Loan Agreement, as amended hereby.

9. IN THE EVENT THAT LENDER BRINGS ANY ACTION OR PROCEEDING IN CONNECTION HEREWITH IN ANY COURT OF RECORD OF MASSACHUSETTS OR THE UNITED STATES IN MASSACHUSETTS, BORROWER HEREBY IRREVOCABLY CONSENTS TO AND CONFERS PERSONAL JURISDICTION OF SUCH COURT OVER BORROWER BY SUCH COURT. IN ANY SUCH ACTION OR PROCEEDING, BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS AND AGREES THAT SERVICE THEREOF MAY BE MADE UPON BORROWER BY MAILING A COPY OF SUCH SUMMONS, COMPLAINT OR OTHER PROCESS BY CERTIFIED MAIL TO BORROWER AT ITS ADDRESS REFERENCED IN THE LOAN AGREEMENT. BORROWER AND LENDER HEREBY WAIVE TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR ANY INSTRUMENT OR DOCUMENT DELIVERED IN CONNECTION HEREWITH, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF, OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING BETWEEN BORROWER AND LENDER.

IN WITNESS WHEREOF, the parties hereto, by their duly authorized representatives, have executed this Agreement on the date first above written.

RANOR, INC.

By:	/s/	Thomas Sammons
Name:		Thomas Sammons
Title:		Chief Financial Officer

BERKSHIRE BANK

By:	/s/ Thomas McCarthy
Name:		Thomas McCarthy
Title:		Vice President

CONSENT OF GUARANTOR

The undersigned Guarantor of the obligations of the Borrower as further described in the Loan Agreement and the Guaranty (hereinafter the "Obligations") hereby consents to the execution of the foregoing Agreement, hereby waives any claims, offsets or defenses which might otherwise arise by reason of the execution of the foregoing, and hereby ratifies and affirms the Guaranty, and all agreements securing such Guaranty, all of which shall remain in full force and effect until Borrower's Obligations have been paid and performed in full to Lender's satisfaction. The undersigned Guarantor hereby agrees that, as of the date hereof, it has no claim or defense of any kind by way of offset or otherwise to the payment and satisfaction in full of Borrower's or the Guarantor's obligations under said documents or to the extent that such a claim or defense may exist, the undersigned hereby waives it in consideration of the execution of the Agreement. The Guarantor further waives any and all defenses arising by reason of (a) any and all amendments or modifications of any documents or instrument, (b) any and all alterations, accelerations, extensions or other changes in the time or manner of payment or performance of Obligations, ( c) the release, substitution or addition of any collateral or any guarantees, ( d) any failure of the Lender to give notice of default to Borrower or Guarantor, (e) any failure of the Lender to pursue Borrower or any of its property with due diligence, (t) any failure of the Lender to resort to collateral or to remedies which may be available to it, (g) any and all defenses arising out of the relationship of the undersigned to Borrower, and none of the defenses shall operate to release the undersigned as guarantor, (h) all rights of Borrower, and (i) the benefit of all other principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms hereof.

The failure or refusal of the Guarantor to execute this Consent of Guarantor shall not void such Guarantor's Obligations, nor shall such failure or refusal be grounds for any relief of Guarantor from its Obligations.

Dated as of date first above written.

GUARANTOR:

TECHPRECISION CORPORATION

By:	/s/	Thomas Sammons
Name:		Thomas Sammons
Title:		Chief Financial Officer

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